UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32504	20-2311383
(State or Other Jurisdiction of Incorporation)	Commission File Number:	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 22, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of TreeHouse Foods, Inc. (the “Company”) approved, subject to the satisfaction of the continued employment condition described below, a bonus for each of the following executives of the Company (each, an “Executive”): Matthew J. Foulston, Executive Vice President and Chief Financial Officer of the Company; Thomas E. O’Neill, Executive Vice President, General Counsel and Chief Administrative Officer of the Company; and Erik T. Kahler, the Company’s Senior Vice President, Corporate Development. The amount of the bonus for each of Messrs. Foulston, O’Neill and Kahler is equal to $1,140,000, $1,119,430 and $862,680, respectively. Each Executive’s bonus is payable in two (2) equal installments on the first payroll date following each of June 30, 2018 and December 31, 2018, subject to the Executive’s continued employment with the Company through each such date. On December 28, 2017, the Company entered into a Special Bonus Agreement with each Executive, which sets forth the terms and conditions of each Executive’s bonus.

The Compensation Committee awarded the bonuses to the Executives because it believes stability of the Company’s executive team is of critical importance as the Company implements key strategic actions to drive business performance and financial returns to shareholders. With the recent announcement that the Company has initiated a search for a new chief executive officer to replace Sam Reed, the Compensation Committee desires to focus the Company’s executive team on the important business objectives of 2018 and encourage retention in a time of increased uncertainty.

The foregoing description of the terms of each Executive’s bonus is not complete and is qualified in its entirety by the full text of the applicable Special Bonus Agreement, which is attached hereto as an Exhibit and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1*	Special Bonus Agreement, dated as of December 28, 2017, between TreeHouse Foods, Inc. and Matthew J. Foulston

10.2*	Special Bonus Agreement, dated as of December 28, 2017, between TreeHouse Foods, Inc. and Thomas E. O’Neill

10.3*	Special Bonus Agreement, dated as of December 28, 2017, between TreeHouse Foods, Inc. and Erik T. Kahler

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: December 29, 2017	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant